UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2022

BRISTOL-MYERS SQUIBB COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-01136	22-0790350
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

430 E. 29th Street, 14th Floor
New York, NY, 10016
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY25	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01          Entry into a Material Definitive Agreement.

On March 2, 2022, Bristol-Myers Squibb Company (the “Company”) completed the previously announced public offering (the “Offering”) of its (i) $1,750,000,000 aggregate principal amount of 2.950% Notes due 2032, (ii) $1,250,000,000 aggregate principal amount of 3.550% Notes due 2042, (iii) $2,000,000,000 aggregate principal amount of 3.700% Notes due 2052 and (iv) $1,000,000,000 aggregate principal amount of 3.900% Notes due 2062 (collectively, the “Notes”).

The Offering was made pursuant to, and in accordance with the terms and subject to the conditions set forth in, a Prospectus Supplement, dated February 15, 2022 and filed with the Securities and Exchange Commission (the “SEC”) on February 15, 2022 (the “Prospectus Supplement”), and the Prospectus dated December 13, 2021, filed as part of the shelf registration statement (File No. 333-261623) that became effective under the Securities Act of 1933, as amended, when filed with the SEC on December 13, 2021.

The Notes are governed by and were issued pursuant to that certain Indenture, dated as of June 1, 1993 (the “Base Indenture”), by and between the Company and The Bank of New York Mellon, as trustee, as supplemented by the Thirteenth Supplemental Indenture, dated as of March 2, 2022 (the “Thirteenth Supplemental Indenture” and, the Base Indenture as so supplemented, the “Indenture”). The Indenture contains customary covenants and restrictions, including covenants that require the Company to satisfy certain conditions in order to incur debt secured by liens, engage in sale/leaseback transactions or merge or consolidate with another entity. The Indenture also provides for customary events of default.

The 2032 Notes will bear interest at a rate of 2.950% per annum and will mature on March 15, 2032. The 2042 Notes will bear interest at a rate of 3.550% per annum and will mature on March 15, 2042. The 2052 Notes will bear interest at a rate of 3.700% per annum and will mature on March 15, 2052. The 2062 Notes will bear interest at a rate of 3.900% per annum and will mature on March 15, 2062.

Interest on the Notes will be payable on March 15 and September 15 of each year, beginning on September 15, 2022.

Prior to the applicable Par Call Date (as specified below), the Company may redeem any of the 2032 Notes, the 2042 Notes, the 2052 Notes and the 2062 Notes at its option, in whole or in part, at any time and from time to time at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the applicable series of Notes to be redeemed matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus the applicable Make-Whole Spread set forth in the table below less (b) interest accrued to the date of redemption, and 100% of the principal amount of such series of Notes to be redeemed and (2) 100% of the principal amount of the notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

Series of Notes	Par Call Date	Make-Whole Spread
2032 Notes	December 15, 2031 (three months prior to the maturity date of such notes)	+15 basis points

2042 Notes	September 15, 2041 (six months prior to the maturity date of such notes)	+20 basis points

2052 Notes	September 15, 2051 (six months prior to the maturity date of such notes)	+25 basis points

2062 Notes	September 15, 2061 (six months prior to the maturity date of such notes)	+25 basis points

On or after the applicable Par Call Date, the company may, at its option, redeem the 2032 Notes, the 2042 Notes, the 2052 Notes and the 2062 Notes, in whole or in part, at any time and from time to time, at an applicable redemption price equal to 100% of the principal amount of each Note to be redeemed plus accrued and unpaid interest on the applicable series of Notes to be redeemed to, but not including, the date of redemption.

Please refer to the Prospectus Supplement for additional information regarding the Offering and the terms and conditions of the Notes. The description of the the Base Indenture, the Thirteenth Supplemental Indenture and the Notes contained in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the Thirteenth Supplemental Indenture and the Notes. The Base Indenture was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated May 27, 1993 and filed on June 3, 1993 and the terms of which are incorporated herein by reference. The Thirteenth Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference. The forms of Notes are filed as Exhibits 4.2, 4.3, 4.4 and 4.5, respectively, to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

Item 2.03          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description
4.1	Thirteenth Supplemental Indenture, dated as of March 2, 2022, by and between Bristol-Myers Squibb Company and The Bank of New York Mellon, as Trustee, to the Indenture dated as of June 1, 1993.
4.2	Form of $1,750,000,000 2.950% Notes due 2032 (included as Exhibit A to Exhibit 4.1).
4.3	Form of $1,250,000,000 3.550% Notes due 2042 (included as Exhibit B to Exhibit 4.1).
4.4	Form of $2,000,000,000 3.700% Notes due 2052 (included as Exhibit C to Exhibit 4.1).
4.5	Form of $1,000,000,000 3.900% Notes due 2062 (included as Exhibit D to Exhibit 4.1).
5.1	Opinion of Kirkland & Ellis LLP.
23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1 of this Current Report on Form 8-K).
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

EXHIBIT INDEX

Exhibit No.	Description
4.1	Thirteenth Supplemental Indenture, dated as of March 2, 2022, by and between Bristol-Myers Squibb Company and The Bank of New York Mellon, as Trustee, to the Indenture dated as of June 1, 1993.
4.2	Form of $1,750,000,000 2.950% Notes due 2032 (included as Exhibit A to Exhibit 4.1).
4.3	Form of $1,250,000,000 3.550% Notes due 2042 (included as Exhibit B to Exhibit 4.1).
4.4	Form of $2,000,000,000 3.700% Notes due 2052 (included as Exhibit C to Exhibit 4.1).
4.5	Form of $1,000,000,000 3.900% Notes due 2062 (included as Exhibit D to Exhibit 4.1).
5.1	Opinion of Kirkland & Ellis LLP.
23.1	Consent of Kirkland & Ellis LLP (included in Exhibit 5.1 of this Current Report on Form 8-K).
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: March 2, 2022	By:	/s/ Kimberly M. Jablonski
	Name:	Kimberly M. Jablonski
	Title:	Corporate Secretary